UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 27, 2020
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series G	COF PRG	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series H	COF PRH	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2021, R. Scott Blackley, will be leaving his role as Chief Financial Officer of Capital One Financial Corporation (the “Company”) to pursue another professional opportunity. Following Mr. Blackley’s departure, Andrew Young, Business Line Chief Financial Officer of the Company, will be promoted to Chief Financial Officer.

On November 27, 2020, Mr. Blackley notified the Company of his planned departure and the Board of Directors of the Company approved the transition of the Chief Financial Officer role from Mr. Blackley to Mr. Young, effective as of March 1, 2021.

Mr. Young, age 45, has served as Senior Vice President and Business Line Chief Financial Officer of the Company since April 2018. In this role, he is responsible for managing all lines of business chief financial officer teams as well as enterprise planning and budgeting. Mr. Young has also served as the Chief Financial Officer of Capital One, N.A., the largest of the Company's two national bank subsidiaries, since July 2018. From January 2015 to April 2018, Mr. Young served as Senior Vice President, Head of Corporate Planning and CFO of Infrastructure. Mr. Young joined Capital One in 1996 as an Analyst and, during his almost 25 years at Capital One, has served in roles of increasing responsibility within the human resources and finance organizations including Director of HR Analysis and Chief of Staff to the CFO.

At the time that Mr. Young becomes Chief Financial Officer of the Company, his compensation and benefits package will be commensurate with other similarly situated executives of the Company and will consist of cash and equity-based compensation that includes a cash salary, cash incentive award, and long-term incentive awards in the form of restricted stock units and performance share units. All equity-based awards vest over a three year period.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: December 3, 2020	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel

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